UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Mamaroneck Avenue, White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

This amendment amends the original Form 8-K filed January 22, 2009 to include the final written agreement referred to therein between Registrant and Scott T. Mereness, Executive Vice President and Chief Operating Office of Lippert Components, Inc. and Vice President of Kinro, Inc., Registrant’s subsidiaries.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

10(iii)(A). Executive Employment and Non-Competition Agreement between Registrant and Scott T. Mereness dated June 24, 2009.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED (Registrant)

By:	/s/ Christopher L. Smith
Christopher L. Smith
Controller

Dated: June 25, 2009